                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                  May 15, 1998


                           ALPHA 1 BIOMEDICALS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                           0-15070                                            52-1253406
          (State or other                  (Commission File                                      (IRS Employer
         jurisdiction of                        Number)                                       Identification No.)
          incorporation)


                            6707 Democracy Boulevard
                                   Suite 111
                              Bethesda, MD  20817
         (Address, including Zip Code, of principal executive offices)


              Registrant's telephone number, including area code:
                                  301-564-4400

Item 5.      Other Events

             On May 15, 1998, Alpha 1 Biomedicals, Inc. (the "Company") and SciClone Pharmaceuticals, Inc. ("SciClone") entered into a First Amendment Agreement to the Alpha Rights Acquisition Agreement dated December 17, 1997. The purpose of the First Amendment Agreement is to provide for the continuation of the sublicense by SciClone of certain proprietary rights licensed by the Company from a third party under a license agreement rather than as an assignment of rights.

Item 7.      Financial Statements and Exhibits
             (c)  Exhibits

             Exhibit No. 10.1 - First Amendment Agreement to Alpha Rights Acquisition Agreement, dated May 15, 1998.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:        May 15, 1998                      ALPHA 1 BIOMEDICALS, INC.




                                               By:  /s/ R.J. Lanham
                                                    ------------------------
                                                    R.J. Lanham
                                                    Vice President &
                                                    Chief Financial Officer





                                       3